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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):             October 28, 1998
                                                                ----------------

                             CUISINE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

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
        DELAWARE                        0-12800                          52-0948383
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    (State or other              (Commission File Number)          (IRS Employer Id. No.)
jurisdiction of incorporation)

        85 South Bragg Street, Suite 600, Alexandria, VA                    22312
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       (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:          (703) 750-9600
                                                   -----------------------------------
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective on October 28, 1998, the Registrant's Board of Directors elected to retain Grant Thornton LLP as its independent auditor and to dismiss KPMG Peat Marwick LLP ("KPMG"). Heretofore KPMG had acted as the Registrant's independent auditor. The decision to change auditors was approved by the Registrant's Audit Committee and Board of Directors.

        The audit reports of KPMG on the consolidated financial statements of the Registrant and its subsidiaries as of and for the years ended June 27, 1998 and June 28, 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit reports of KPMG on the consolidated financial statements of the Registrant and its subsidiaries as of and for the years ended June 27, 1998 and June 28, 1997 referred to a change in accounting method for certain inventory costs.

        During the Registrant's two most recent fiscal years ended June 27, 1998 and June 28, 1997, and through the subsequent interim period through October 28, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused them to make a reference to the subject matter of the disagreements in connection with its report; nor has KPMG ever presented a written report, or otherwise communicated in writing to the Registrant or its Board of Directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K.

        KPMG has provided the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-K, so that the Registrant can file such letter with the SEC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.
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
        Exhibit
        Number        Description
        -------       -----------
        16            Letter from KPMG Peat Marwick LLP re: change in accountant
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CUISINE SOLUTIONS, INC.
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
Dated:  November 3, 1998                 By:  /s/  Robert Murphy
                                            --------------------
                                            Robert Murphy
                                            Vice President & Chief Financial Officer


                                         By: /s/  Leara Dory
                                            --------------------
                                            Leara Dory
                                            Vice President of Finance &
                                               Corporate Secretary
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                                  EXHIBIT INDEX

        Exhibit
        Number         Description
        -------        -----------
        16             Letter from KPMG Peat Marwick LLP re change in accountant